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Exhibit 10.1(d)

TRUST INDENTURE AND SECURITY AGREEMENT

Dated as of June 15, 2003

between

CSL LEASING INC.

and

WILMINGTON TRUST COMPANY, AS INDENTURE TRUSTEE

i

ii

iii

TRUST INDENTURE AND SECURITY AGREEMENT

        THIS TRUST INDENTURE AND SECURITY AGREEMENT dated as of June 15, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, this "Indenture"), between CSL LEASING INC., a Delaware corporation (the "Lessor"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation (the "Indenture Trustee").

        WHEREAS, pursuant to the terms of the Participation Agreement dated as of June 15, 2003 (the "Participation Agreement") among the Lessor, the Indenture Trustee, Sabre Inc., as Lessee, Sabre Holdings Corporation, as Lessee Guarantor and the Institutional Investors named on Schedule II thereto, and the Deed and Bill of Sale delivered pursuant thereto, the Lessor has purchased all right, title and interest in and to the Properties;

        WHEREAS, the Lessor has the power and proposes to issue its (i) 5.37% Senior Secured Notes, Series A due June 26, 2013 (the "Series A Notes") and (ii) 5.37% Senior Secured Notes, Series B due June 26, 2013 (the "Series B Notes" and, together with the Series A Notes, the "Notes") under and secured by this Indenture and to secure the Notes and to provide for their authentication and delivery by the Indenture Trustee, the Lessor has duly authorized the execution and delivery of this Indenture; and

        WHEREAS, the parties desire by this Indenture, among other things, (i) to provide for the issuance by the Lessor of the Notes in accordance with this Indenture and (ii) to provide for the assignment, mortgage and pledge by the Lessor to the Indenture Trustee, as part of the Indenture Estate hereunder, among other things, all of the Lessor's right, title and interest in and to the Properties and the Operative Documents and the payments and other amounts received hereunder or thereunder (other than Excepted Payments and Excepted Rights and subject to the Shared Rights) in accordance with the terms hereof, as security for, among other things, the Lessee's and the Lessor's obligations to the Indenture Trustee and under the Operative Documents;

        WHEREAS, all things necessary to make the Notes, when executed by the Lessor and authenticated and delivered by the Indenture Trustee hereunder, the valid obligations of the Lessor, and to constitute this Indenture, together with the other Security Documents, a valid pledge, assignment, security agreement and contract for security of the Notes in accordance with the terms of this Indenture, have been done or authorized;

GRANTING CLAUSE

        NOW, THEREFORE, in consideration of the Properties, the acceptance by the Indenture Trustee of the trust created hereby, the purchase and acceptance of the Notes by the Purchasers and of the sum of Ten Dollars and other good and valuable consideration, receipt whereof upon the delivery of this Indenture the Lessor hereby acknowledges, and in order to secure the equal and pro rata payment of both the principal of and interest and Make-Whole Amount, if any, on or in respect of the Notes according to the terms thereof and all other amounts due and owing to the Indenture Trustee and the Purchasers under this Indenture, the Notes and the other Operative Documents and the performance and observance of all covenants, terms and conditions contained in this Indenture, the Notes and the other Operative Documents and the payment of amounts owing to the Indenture Trustee or the Purchasers under this Indenture, the Notes and the other Operative Documents or the Notes and the performance and observance of all covenants, terms and conditions of, and the payment of all amounts owing from, the Lessee or the Lessor to or for the benefit of the Purchasers and/or the Indenture Trustee under the Participation Agreement or in connection therewith and to declare the terms and conditions upon and subject to which the Notes are to be secured, the Lessor has executed and delivered this Indenture and certain other agreements referred to herein to which it is a party, and has pledged, and by these presents does pledge, unto the Indenture Trustee and to its successors in the trust hereby created all of the Lessor's estate, right, title and interest (other than Excepted Payments and Excepted Rights and subject to the Shared Rights) in, to and under any and all of the Properties (and including any substitute or substitutes therefor or replacement or replacements thereof as and to the extent required under this Indenture or any of the other Security Documents and, the Operative Documents, any and all monies and other properties delivered to the Indenture Trustee hereunder and all income and proceeds from any of the foregoing), which together with all of the benefits and rights of the Indenture Trustee and the Purchasers arising by, through, under or on account of this Indenture, the Notes or any other Security Document are hereinafter collectively called the "Indenture Estate."

        SUBJECT, HOWEVER, to and excluding from the Indenture Estate any and all Excepted Payments and Excepted Rights, and subject to the Shared Rights, and provided that the Indenture Trustee shall apply all payments received by it with respect to the Indenture Estate in accordance with Article VII of the Participation Agreement.

        TO HAVE AND TO HOLD all and singular the Indenture Estate whether now owned or held or hereafter acquired, unto the Indenture Trustee, its successors in trust and assigns forever and for the uses and purposes and subject to the terms and conditions set forth in this Indenture;

        IN TRUST, NEVERTHELESS, for the equal and ratable benefit and security of the Notes from time to time Outstanding hereunder, without preference, priority or distinction of any thereof over any other by reason of difference in time of issuance, sale, authentication, delivery or otherwise (except as otherwise provided in any Operative Document), and for the enforcement of the payment of the principal of, Make-Whole Amount, if any, and interest on the Notes in accordance with their terms, and all other sums payable by the Lessor under this Indenture or any of the other Security Documents or by the Lessor under the Participation Agreement and the observance and performance of the provisions of this Indenture and the other Security Documents, all as herein provided.

        IT IS HEREBY COVENANTED, DECLARED AND AGREED, that the Notes are to be issued, authenticated, delivered by the Indenture Trustee and secured, and that the Indenture Estate is to be held, dealt with and disposed of by the Indenture Trustee, upon and subject to the provisions of this Indenture.

        IT IS HEREBY FURTHER COVENANTED, DECLARED AND AGREED, that all the Notes are to be authenticated and delivered and the Indenture Estate is to be held and applied by the Indenture Trustee, subject to the further covenants, conditions and trusts hereinafter set forth, and the Lessor does hereby covenant and agree to and with the Indenture Trustee, for the equal and proportionate benefit of all of the Purchasers as follows:

ARTICLE I

DEFINITIONS

        SECTION 1.1. Definitions.    The capitalized terms used in this Indenture (including the foregoing recitals) and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Participation Agreement and the rules of usage set forth in such Appendix A shall apply hereto, in each case, unless the context shall otherwise require. As used in this Indenture, the term "parties" means, collectively, the Lessor and the Indenture Trustee.

ARTICLE II

THE NOTES

        SECTION 2.1. Issuance of Series A Notes; Limitation of Principal Amount, Interest Rate and Maturity Date. (a) There is hereby created under this Indenture a series of Notes entitled 5.37% Senior Secured Notes, Series A due June 26, 2013, limited to $150,054,000 in aggregate principal amount (the "Series A Notes"). The Series A Notes shall be issuable as fully registered Notes in the form attached hereto as Exhibit A.

        (b)   The Series A Notes shall be dated the date of issuance thereof, shall bear interest on the unpaid principal amount thereof at the rate of 5.37% per annum from such date (computed on the basis of a 360-day year of twelve 30-day months) and on overdue payments at the rate specified therein, and will be expressed to mature as follows:

          (i)    semiannual installments of accrued and unpaid interest on the 26th day of June and December, commencing December 26, 2003, to and including December 26, 2012; and

          (ii)   a final installment on June 26, 2013, in an amount equal to the entire principal and interest remaining unpaid as of said date.

        (c)   The Series A Notes and the Indenture Trustee's certificate of authentication to be borne by such Series A Notes shall be substantially in the form set forth in Exhibit A hereto, and the Series A Notes may have such letters, numbers or other marks of identification or designation and such legends or endorsements thereon as the Lessor may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or any rule or regulation made pursuant thereto, and in any such event as are acceptable to the Purchasers. The Series A Notes shall be registered in the name of each Purchaser or in the name of its nominee (as may be requested by such Purchaser).

        SECTION 2.2. Issuance of Series B Notes; Limitation of Principal Amount, Interest Rate and Maturity Date. (a) There is hereby created under this Indenture a series of Notes entitled 5.37% Senior Secured Notes, Series B due June 26, 2013 limited to $18,546,000 in aggregate principal amount (the "Series B Notes"). The Series B Notes shall be issuable as fully registered Notes in the form attached hereto as Exhibit B.

        (b)   The Series B Notes shall be dated the date of issuance thereof, shall bear interest on the unpaid principal amount thereof at the rate of 5.37% per annum from such date (computed on the basis of a 360-day year of twelve 30-day months) and on overdue payments at the rate specified therein, and will be expressed to mature as follows:

          (i)    semiannual installments of accrued and unpaid interest on the 26th day of June and December, commencing December 26, 2003 to and including December 26, 2012; and

          (ii)   a final installment on June 26, 2013, in an amount equal to the entire principal and interest remaining unpaid as of said date.

        (c)   The Series B Notes and the Indenture Trustee's certificate of authentication to be borne by such Series B Notes shall be substantially in the form set forth in Exhibit B hereto, and the Series B Notes may have such letters, numbers or other marks of identification or designation and such legends or endorsements thereon as the Lessor may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or any rule or regulation made pursuant thereto, and in any such event as are acceptable to the Purchasers. The Series B Notes shall be registered in the name of each Purchaser or in the name of its nominee (as may be requested by such Purchaser).

        SECTION 2.3. Denominations; Execution of Notes; Certificate of Authentication.    Each Note shall be in the denomination of at least $10,000 as the Purchaser thereof shall request. The Notes shall be signed on behalf of the Lessor by one of its Authorized Officers. In case any officer who shall have signed any Note shall cease to be such officer before such Note shall have been authenticated by the Indenture Trustee or delivered by the Lessor, such Note may nevertheless be executed and delivered with the same force and effect as though the Person or Persons who signed such Note had not ceased to be such officer of the Lessor; and any Note may be signed on behalf of the Lessor by a Person who, at the actual date of execution of such Note, shall be a proper officer of the Lessor, although at the date of such Note, such Person was not then such officer of the Lessor. Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth in Annex 1 to Exhibit A or Exhibit B hereto, as applicable, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Indenture Trustee upon any Note executed by the Lessor shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the registered holder thereof is entitled to the benefits of this Indenture. The authentication by the Indenture Trustee of any Note issued hereunder shall not be construed as a representation or warranty by the Indenture Trustee as to the validity or security of this Indenture or of such Note, and the Indenture Trustee shall in no respect be liable or answerable for the use made of such Note or the proceeds thereof.

        SECTION 2.4. Payment of the Notes.    (a) The principal of, Make-Whole Amount, if any, and interest on the Notes shall be payable at the principal office of the Indenture Trustee, in lawful money of the United States.

        (b)   Notwithstanding the provisions of the preceding clause (a), if any Institutional Investor is a holder of a Note or if any Note is registered in the name of any Purchaser named in a written notice to the Indenture Trustee stating that the provisions of this Section 2.4(b) shall apply (Schedule II to the Participation Agreement constituting such notice for the original purchasers), the Indenture Trustee shall make payment of interest on such Notes and shall make payments or prepayments of the principal thereof, and Make-Whole Amount, if any, promptly upon receipt thereof from the Lessee or the Lessor, but in any event before 1:00 p.m. (New York time) on the date of receipt thereof if received prior to 12:00 noon (New York time) on such date or, if received later or in funds which are not immediately available, then promptly after funds have been received by the Indenture Trustee in cash or in solvent credits (immediately available funds) acceptable to it, by wire transfer in immediately available federal reserve funds to such bank in the continental United States as set forth in Schedule II to the Participation Agreement in the case of the initial Purchasers or as shall be specified in writing to the Indenture Trustee by any other Purchaser. All payments so made shall be valid and effectual to satisfy and discharge the liability upon such Note to the extent of the sums so paid. The Indenture Trustee is authorized to act in accordance with the foregoing provisions and shall not be liable or responsible to any such Purchaser or to the Lessor or to any other Person for any act or omission on the part of the Lessor or such Purchaser in connection therewith.

        SECTION 2.5. The Register.    The Indenture Trustee shall keep at its principal office a register for the registration and transfer of the Notes (the "Register"). The names and addresses of each Purchaser, the transfers of the Notes and the names and addresses of the transferees of the Notes shall be registered in the Register.

  SECTION 2.6. Exchanges of Notes.

        (a)   Any Purchaser may at any time surrender any Note at the principal office of the Indenture Trustee in exchange for an equal aggregate principal amount of new Notes but in any authorized denominations.

        (b)   All Notes presented or surrendered for exchange or transfer shall be accompanied by a written instrument or instruments of assignment or transfer, in form reasonably satisfactory to the Indenture Trustee, duly executed by the applicable Purchaser or by its attorney duly authorized in writing. The Lessor and the Indenture Trustee shall not be required to make a transfer or an exchange of any Note for a period of ten days preceding any Scheduled Payment Date with respect thereto.

        (c)   In case any Note shall become mutilated or be destroyed, lost or stolen, the Lessor, upon the written request of the applicable Purchaser, shall execute and the Indenture Trustee shall authenticate and deliver, a new Note in exchange and substitution for the mutilated Note, or in lieu of and substitution for the Note so destroyed, lost or stolen, which new Note shall be of the same series and in a principal amount equal to the original principal amount of such mutilated, destroyed, lost or stolen

Note. In every case the applicant for a substituted Note shall furnish to the Lessor and to the Indenture Trustee such security or indemnity as may be reasonably required by them to save each of them harmless from all risks, and the applicant shall also furnish to the Lessor and to the Indenture Trustee evidence to their reasonable satisfaction of the destruction, loss or theft of the applicant's Note and of the ownership thereof. In case any Note which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Lessor may, instead of issuing a substituted Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note), if the applicant for such payment shall furnish to the Lessor and to the Indenture Trustee such security or indemnity as they may require to save them harmless, and evidence to the reasonable satisfaction of the Lessor and the Indenture Trustee of the destruction, loss or theft of such Note and of the ownership thereof.

        If an Institutional Investor or its nominee or Affiliate is the owner of any destroyed, lost or stolen Note, then the affidavit of its President, Vice President, Assistant Vice President, Treasurer, Assistant Treasurer or any other Person authorized to act on behalf of such Institutional Investor in form reasonably satisfactory to the Lessor and the Indenture Trustee and setting forth the fact of destruction, loss or theft and the Institutional Investor's ownership of the Note at the time of such destruction, loss or theft, shall be accepted as satisfactory evidence thereof and no indemnity shall be required as a condition to execution and delivery of a new Note other than the written agreement of the Institutional Investor, in form satisfactory to the Lessor and the Indenture Trustee, to indemnify the Lessor and the Indenture Trustee.

        (d)   No notarial act shall be necessary for the transfer or exchange of any Note pursuant to this Section 2.6 or Section 2.7, and the registered holder of any Note issued as provided in this Section 2.6 or Section 2.7 shall be entitled to any and all rights and privileges granted under this Indenture to a Purchaser.

        (e)   Any Note issued pursuant to this Section 2.6 or Section 2.7 in connection with the presentment or surrender for exchange or transfer of any Note shall be of the same series as the Note so presented or surrendered for exchange or transfer.

        SECTION 2.7. Transfers; Assignments and Pledges of Notes.    Each Purchaser, by its acceptance thereof, agrees that if such Purchaser shall sell or transfer any Note, such Purchaser shall notify the Lessor and the Indenture Trustee of the name and address of the transferee, and such Purchaser will, prior to the delivery of such Note, make a notation on such Note of the date to which interest has been paid thereon and of the amount of any prepayments made on account of the principal thereof. Any Purchaser may transfer a Note held by it upon the surrender thereof at the principal office of the Indenture Trustee; provided, however, that any such transfer shall be made in compliance with the Securities Act and applicable regulations thereunder and any applicable state securities laws but the Indenture Trustee shall have no obligation to see to compliance with any conditions to transfer of Notes. Thereupon, the Lessor shall execute in the name of the transferee a new Note or Notes in aggregate principal amount equal to the aggregate unpaid principal amount of the Note so surrendered, and the Indenture Trustee shall authenticate and deliver such new Note or Notes to such transferee.

        SECTION 2.8. The New Notes.    (a) Each new Note (herein in this Section 2.8 called a "New Note") issued pursuant to Section 2.6(a) or (c) or Section 2.7 in exchange for or in substitution or in lieu of an Outstanding Note (herein in this Section 2.8 called an "Old Note") shall be dated the date of such Old Note and shall be of the same series as such Old Note. The Indenture Trustee shall mark on each New Note (i) the date to which principal and interest have been paid on such Old Note and (ii) all payments and prepayments of principal previously made on such Old Note which are allocable to such New Note. Interest shall be deemed to have been paid on such New Note to the date on which interest shall have been paid on such Old Note, and all payments and prepayments of principal marked on such New Note, as provided in clause (ii) above, shall be deemed to have been made thereon.

        (b)   Upon the issuance of a New Note pursuant to Section 2.6(a) or (c) or Section 2.7, the Lessor or the Indenture Trustee may require the payment by the Person registering such New Note of a sum to reimburse it for, or to provide it with funds for, the payment of any tax or other governmental charge which is paid or payable by the Lessor or the Indenture Trustee in connection with the transfer or exchange.

        (c)   All New Notes issued pursuant to Section 2.6(a) or (c) or Section 2.7 in exchange for or in substitution or in lieu of Old Notes shall be valid obligations of the Lessor evidencing the same debt as the Old Notes and shall be entitled to the benefits and security of this Indenture and the other Security Documents to the same extent as the Old Notes.

        SECTION 2.9. Cancellation of Notes.    All Notes surrendered for the purpose of payment, redemption, transfer or exchange shall be delivered to the Indenture Trustee for cancellation or, if surrendered to the Indenture Trustee, shall be cancelled by it, and no Notes shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. The Indenture Trustee shall hold all such cancelled Notes until this Indenture shall have been discharged, at which time the Indenture Trustee shall either deliver such cancelled Notes in a manner necessary to effect the discharge and release of this Indenture of record or, if no such delivery is necessary, shall deliver such cancelled Notes to the Lessor. The Indenture Trustee shall deliver a certificate to the Lessor specifying any cancellation of Notes which has been made. If the Lessor shall acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are surrendered to the Indenture Trustee for cancellation.

        SECTION 2.10. Indenture Trustee as Agent.    The Indenture Trustee is hereby appointed the agent of the Lessor for the payment, registration, transfer and exchange of Notes. Subject to the provisions of Section 2.4(b), Notes may be presented for payment at, and notices or demands with respect to the Notes or this Indenture may be served or made at, the principal office of the Indenture Trustee, provided that copies of all such notices or demands shall be delivered to the Lessor.

        SECTION 2.11. Ownership.    The Person in whose name any Note shall be registered shall be deemed and treated as the owner thereof for all purposes of this Indenture and neither the Lessor nor the Indenture Trustee shall be affected by any notice to the contrary. Payment of or on account of the principal of, Make-Whole Amount, if any, and interest on such Note shall be made only to the registered owner in the manner provided for herein. For the purpose of any request, direction or consent hereunder, the Lessor and the Indenture Trustee may deem and treat the registered owner of any Note as the owner thereof without production of such Note.

ARTICLE III

APPLICATION OF RENT

        All Rent and other amounts received by the Indenture Trustee pursuant to the terms of any Operative Document, and all payments on or relating to the Notes, shall be applied and distributed by the Indenture Trustee in accordance with Article VII of the Participation Agreement.

ARTICLE IV

COVENANTS OF THE LESSOR

        The Lessor covenants with the Indenture Trustee for the benefit of the Indenture Trustee and the Purchasers as follows:

        SECTION 4.1. Warranty of Title.    THE LESSOR MAKES (a) NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, HABITABILITY, COMPLIANCE WITH SPECIFICATIONS, FITNESS FOR USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY, FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT, FREEDOM FROM LATENT OR HIDDEN DEFECT OR FAILURE OF THE PROPERTIES (OR ANY PART THEREOF) TO COMPLY WITH ANY APPLICABLE LAWS OR FITNESS FOR USE OF THE PROPERTIES (OR ANY PART THEREOF) OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTIES (OR ANY PART THEREOF), except that the Lessor hereby represents and warrants that on the Acquisition Date the Lessor shall have received whatever title and rights to the Properties as were conveyed to it by the Deed and the Bill of Sale and the Lessor will warrant and defend the title to the Properties against Lessor Liens attributable to it, and (b) no representation or warranty as to the validity, sufficiency, legality or enforceability of any Operative Document, or as to the correctness of any statement contained therein except as set forth in Section 8.3 of the Participation Agreement.

        SECTION 4.2. Payment of Principal, Make-Whole Amount and Interest.    Subject always to Section 13.8, the Lessor will duly and punctually pay the principal of, Make-Whole Amount, if any, and interest on, each and every Note, in accordance with the Notes and this Indenture, at the dates and the places and in the manner set forth in the Notes and in this Indenture.

        SECTION 4.3.    [Intentionally Reserved].

        SECTION 4.4.    [Intentionally Reserved].

        SECTION 4.5.    [Intentionally Reserved].

        SECTION 4.6. Repurchase of Notes.    Neither the Lessor nor any Affiliate thereof, directly or indirectly, may repurchase or make any offer to repurchase any Notes unless the offer has been made to repurchase Notes, pro rata, from all Purchasers at the same time and upon the same terms. In case the Lessor or any of its Affiliates repurchases any Notes, such Notes shall remain Outstanding solely for the purpose of permitting the Purchaser holding such Note to collect and retain its pro rata share of the payments of principal, Make-Whole Amount, if any, and interest accrued on the Notes but in no event shall such Notes be deemed to be Outstanding for purposes of any determination or decision to be made by the Purchasers hereunder or under any of the other Operative Documents or for purposes of any written direction of action to be taken by the Indenture Trustee hereunder or under any of the other Operative Documents or for any other reason whatsoever other than for purposes of receiving payment in respect of the Notes as set forth above.

ARTICLE V

RELEASE OF PROPERTIES

        SECTION 5.1. Release of Properties.    If the Lessee shall at any time (i) purchase any the Properties pursuant to Section 15.1 of the Lease or (ii) exercise its Purchase Option with respect to the Properties, or if any or all of the Properties shall be purchased by the Lessee (or its designees) in accordance with the Master Lease, and in each case, the Lessee satisfies each of the obligations and conditions set forth in the Master Lease for the release of a Property therefrom, then, upon satisfaction of all of the conditions of Section 10.4 of the Participation Agreement, each such Property shall be released from the Liens created by the Operative Documents (including any Liens created by the Lease Supplement covering such Property, the Deed of Trust and the Assignment of Lease and Rent) and the Indenture Trustee and the Lessor shall, at the expense of the Lessee, execute and deliver such instruments as the Lessee may reasonably request to effectuate and evidence such releases.

ARTICLE VI

REPAYMENT AND PREPAYMENT OF NOTES

        SECTION 6.1. Repayments and Prepayments and Manner Thereof.    The Notes shall be subject to repayment, prepayment or redemption in whole or in part at the option of the Lessor to the extent and in the manner provided for in this Article VI. All amounts received by the Indenture Trustee pursuant to this Article VI shall be applied to the prepayment, prepayment or redemption in whole or in part of the Notes as provided in Article III.

        SECTION 6.2. Scheduled Repayment.    The Lessor shall repay the entire principal amount of the Notes, together with accrued and unpaid interest thereon and all other sums due and owing to the Purchasers under the Operative documents, on the Maturity Date.

        SECTION 6.3. Prepayment Regarding an Event of Loss.    In the event of a termination of the Lease pursuant to the provisions of Sections 14.2 and 15.1 of the Master Lease, the Lessor shall then and thereupon prepay and apply, and there shall become due and payable on the principal indebtedness evidenced by the Notes, on the Expiration Date, an amount equal to the Lease Balance as of said Expiration Date (including, without limitation, the Make-Whole Amount).

  SECTION 6.4. Prepayment from Purchase Payments by the Lessee.

        (a)   In the event of the purchase of all of the Properties in connection with the exercise of the Purchase Option under Section 18.1(a) of the Master Lease, or compliance with the obligation to purchase (or cause its designee to purchase) all of the Properties in accordance with Section 18.2 or 18.3 of the Master Lease, the Lessor shall then and thereupon prepay and apply, and there shall become due and payable on the principal indebtedness evidenced by the Notes, on the Scheduled Payment Date which is the date of such purchase, an amount equal to such portion of the Purchase Option Price constituting the Basic Rent payable to the Purchasers on such Scheduled Payment Date in respect of the Property, plus the Make-Whole Amount, if any, and all other amounts due and payable to the Purchasers on such Scheduled Payment Date.

        (b)   In the event of the purchase of the Solana Parcel or all or a portion of the Undeveloped Parcel in connection with the exercise of the Partial Purchase Option under Section 18.1(b) of the Master Lease, the Lessor shall then and thereupon prepay and apply, and there shall thereupon become due and payable on the principal indebtedness evidenced by the Notes, on the Scheduled Payment Date which is the date of such purchase, an amount equal to such portion of the Partial Purchase Option Price constituting the Basic Rent payable to the Purchasers on such Scheduled Payment Date in respect of the Solana Parcel or the Undeveloped Parcel, as applicable, plus the Make-Whole Amount, if any, and all other amounts due and payable to the Purchasers on such Scheduled Payment Date.

        SECTION 6.5.    [Intentionally Reserved].

        SECTION 6.6.    [Intentionally Reserved]

        SECTION 6.7. Allocation of Partial Prepayments.    The aggregate principal amount of each partial prepayment of the Notes shall, subject in all cases to Article VII of the Participation Agreement, be allocated among the Notes at the time Outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts of the Notes then Outstanding, with adjustments, to the extent practicable, to equalize for any prior prepayments not in such proportion.

ARTICLE VII

INDENTURE EVENTS OF DEFAULT AND REMEDIES

        SECTION 7.1. Definition of Indenture Event of Default; Acceleration of Maturity. The following events are hereby defined for all purposes of this Indenture as "Indenture Events of Default":

        (a)   (i) any default in the payment or prepayment of the principal of any Note or in the payment of the Make-Whole Amount, if any, payable pursuant to Section 6.3 or 6.4, in any such case when and as the same shall become due and payable, whether at the due date thereof or at the date fixed for prepayment or acceleration or otherwise, or (ii) any default in the payment of interest on any Note and such default shall continue for three (3) Business Days, or (iii) any default in the payment of any other amount due under the Notes or the other Operative Documents to the Purchasers for five (5) days after the Lessor has received notice of such default; or

        (b)   any Lease Event of Default shall have occurred and be continuing; or

        (c)   the Lessor shall make or purport to make any transfer of its rights in the Properties or the Operative Documents in violation of Section 12.2 of the Participation Agreement; or

        (d)   any default on the part of the Lessor or the Lessor Parent in the due observation or performance of any other of its covenants or agreements to be observed or performed hereunder or to be performed under any of the other Operative Documents and any such default shall continue unremedied for 30 days after written notice from the Indenture Trustee or any Purchaser to the Lessor or the Lessor Parent specifying the default and demanding the same to be remedied; or

        (e)   any representation or warranty made by the Lessor or the Lessor Parent in any of the Operative Documents or made by the Lessor to the Indenture Trustee or any Purchaser in writing in connection with the transactions contemplated by the Operative Documents shall prove to have been false or misleading in any material respect; or

        (f)    the Lessor or the Lessor Parent becomes insolvent or fails generally to pay its debts as such debts become due or the Lessor or the Lessor Parent shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its properties, or shall consent to any such relief or to the appointment of or taking of possession by any such official in any involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing; or

        (g)   any decree or order for relief shall be entered by a court having jurisdiction over the Lessor or the Lessor Parent in any involuntary case under any bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its properties, or ordering the winding-up or liquidation of it or its affairs, and such decree or order shall remain undismissed or unstayed for a period of sixty (60) consecutive days; or

        (h)   any Operative Document to which the Lessor or the Lessor Parent is a party or any Lien granted by the Lessor under any Operative Document shall, in whole or in part, terminate, cease to be effective against, or (other than as expressly provided therein) cease to be the legal, valid, binding and enforceable obligation of the Lessor or the Lessor Parent other than as permitted under, or pursuant to the terms of, or in connection with a transaction permitted by, any Operative Document; or

        (i)    the Lessor or the Lessor Parent shall directly or indirectly contest the effectiveness, validity, binding nature or enforceability of any Operative Document to which it is a party or any Lien granted under any Operative Document.

        If one or more Indenture Events of Default shall occur and be continuing, then, and in each and every such case, but subject always to the provisions of Section 13.8, either the Indenture Trustee, by notice in writing to the Lessor and the Lessee, or the Required Purchasers, by notice in writing to the Lessor, the Lessee and the Indenture Trustee, may declare the principal amount of all Notes, if not already due and payable, to be immediately due and payable; and upon any such declaration, the principal amount of all Notes, together with the Make-Whole Amount, if any, and all accrued and unpaid interest thereon, shall become and be immediately due and payable without presentment, demand, protest or notice of any kind; provided that in the case of an Indenture Event of Default under Section 7.1(b) caused by a Lease Event of Default under Sections 16.1, (h) or (i) of the Lease, or Sections 7.1(f) or (g), the foregoing amounts shall automatically become due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived by the Lessor.

        SECTION 7.2. Completed Default; Acceleration of Maturity.    Upon declaration by the Indenture Trustee or the Purchasers of the acceleration of maturity of the Notes in accordance with Section 7.1 (unless rescinded or annulled pursuant to Section 7.14) then the Lessor shall forthwith pay to the Indenture Trustee for the benefit of the Purchasers holding the Notes then Outstanding, the whole amount which then shall have become due on all such Notes for principal and accrued interest, plus, to the extent not prohibited by applicable law, an amount as liquidated damages for the loss of the bargain evidenced by the Notes (and not as a penalty) equal to the Make-Whole Amount determined as of the date on which the Notes are accelerated.

        The Lessor further agrees, to the extent permitted by law, to pay to the Indenture Trustee and to the Purchasers all costs and expenses incurred by them in the collection of any Notes upon the occurrence of an Indenture Event of Default, including reasonable compensation to the Indenture Trustee's and to such Purchasers' attorneys for all services rendered in connection therewith. In case the Lessor shall fail to pay the same forthwith, the Indenture Trustee, in its own name and as trustee of an express trust, shall be entitled to recover judgment for the whole amount so due and unpaid against the Lessor and/or any other obligor on the Notes. The right of the Indenture Trustee to recover such judgment shall not be affected by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture.

        SECTION 7.3. Suits for Enforcement; Power of Sale.    In case of the occurrence and continuance of an Indenture Event of Default, the Indenture Trustee from time to time in its discretion may, subject always to the provisions of Section 7.14, exercise, in addition to all other rights and powers described herein or permitted under applicable law, all or any of the following powers as it may deem best for the protection and enforcement of the interests and rights of the Indenture Trustee and of the Purchasers holding the Notes then Outstanding:

        (a)   subject always to the then existing rights, if any, of the Lessee under the Lease, the Indenture Trustee may in its own name and as trustee of an express trust protect and enforce its rights and the rights of the Purchasers by bringing such actions, at law or in equity or before any administrative tribunal, as the Indenture Trustee, being advised by counsel, shall deem appropriate, including, without limitation, actions for the specific performance of any covenant hereof, or of the Notes, and for the foreclosure of any one or all of the other Security Documents; and while an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee shall be entitled, in its own name and as trustee of an express trust, to recover judgment for any and all sums becoming due and payable by the Lessor under any provision hereof or of the Notes, or any of the other Security Documents, including, without limitation, any deficiency in the payment of all amounts due under the provisions hereof or of the Notes or any of the other Security Documents, remaining after any sale of the

Properties in foreclosure proceedings or by virtue of the Indenture Trustee's power of sale or otherwise, and, in addition thereto, such amounts as shall be sufficient to cover the costs and expenses of collection, including attorneys' fees, and of other proceedings hereunder, and to collect out of the Indenture Estate in any manner provided by law all amounts adjudged or decreed to be payable;

        (b)   subject always to the then existing rights, if any, of the Lessee under the Lease, the Indenture Trustee as a matter of contract right and not as a penalty shall be entitled to the appointment of a receiver of, or may enter upon and take possession of, all or any part of the Properties and such receiver or the Indenture Trustee shall thereupon be entitled to operate all or any part of the Properties and to make all expenditures and to take all actions necessary or desirable therefor, and to collect and retain all income and earnings arising from the Properties;

        (c)   subject always to the then existing rights, if any, of the Lessee under the Lease, the Indenture Trustee may, with or without entry as aforesaid, sell (or cause to be sold) all or any part of the Properties at public or private sale, upon such notice, in such manner, at such time or times, and upon such terms consistent with the applicable laws of the respective state wherein such Properties are located, as the Indenture Trustee may determine;

        (d)   subject always to the then existing rights, if any, of the Lessee under the Lease, the Indenture Trustee shall have any and all rights and remedies provided for in the other Security Documents; and

        (e)   subject always to the then existing rights, if any, of the Lessee under the Lease, the Indenture Trustee shall have any and all rights and remedies provided to a secured party by the UCC with respect to all parts of the Properties which are or which are deemed to be governed by the UCC.

        SECTION 7.4.    [Intentionally Reserved].

        SECTION 7.5. Foreclosure and Sale of Properties.    In the event of any sale made under or by virtue of this Indenture or any of the other Security Documents, whether made under the power of sale herein or therein granted or under or by virtue of judicial proceedings or decree of foreclosure and sale, the whole of the Properties may be sold in one parcel and as an entirety, or in separate parcels or lots, as the Indenture Trustee may reasonably determine, or as it may be directed by the written direction of the Required Purchasers.

        SECTION 7.6. Adjournment of Sale.    The Indenture Trustee may adjourn from time to time any sale by it to be made under the provisions of this Indenture or any of the other Security Documents, by announcement at the time and place appointed for such sale or for such adjourned sale or sales, and, except as otherwise provided by law, the Indenture Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

        SECTION 7.7. Indenture Trustee May Execute Conveyances and Deliver Possession; Sale a Bar. Upon the completion of any sale or sales made under or by virtue of this Indenture, the Participation Agreement or any of the other Security Documents, the Indenture Trustee shall execute and deliver to the accepted purchaser or purchasers a good and sufficient deed, or good and sufficient deeds, and other instruments conveying, assigning and transferring all its estate, right, title and interest in and to the Properties so sold. The Indenture Trustee is hereby appointed during the occurrence and continuance of an Indenture Event of Default as the true and lawful irrevocable attorney of the Lessor, in its name and stead or in the name of the Indenture Trustee, to make all necessary conveyances, assignments, transfers and deliveries of the Properties so sold and for that purpose the Indenture Trustee may execute all necessary deeds and instruments of assignment and transfer, and may substitute one or more Persons with like power, the Lessor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, the Lessor, if so requested in writing by the Indenture Trustee, shall ratify and confirm any such sale or sales by executing and delivering to the Indenture Trustee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Indenture Trustee, for the purpose and as may be designated in such request.

        Any such sale or sales made under or by virtue of this Indenture or any of the other Security Documents, whether made under the power of sale herein or therein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall, subject always to the then existing rights of the Lessee under the Lease, if any, operate to divest all estate, right, title, interest, claim or demand whatsoever, whether at law or in equity, of the Lessor, in and to the Properties so sold, and shall be a perpetual bar both at law and in equity against the Lessor, its successors and assigns, and against any and all Persons claiming or who may claim the same, or any part thereof from, through or under the Lessor, its successors or assigns.

        SECTION 7.8. Receipt Sufficient Discharge for Purchaser.    The receipt of the Indenture Trustee or of the court officer conducting any such sale for the purchase money paid at any such sale shall be a sufficient discharge therefor to any purchaser of the Properties, or any part thereof, sold as aforesaid, and no such purchaser or his representatives, grantees or assigns, after paying such purchase money and receiving such receipt, shall be bound to see the application of such purchase money upon or for any trust or purpose of this Indenture, or shall be answerable in any manner whatsoever for any loss, misapplication or non-application of any such purchase money or any part thereof, nor shall any such purchaser be bound to inquire as to the necessity or expediency of any such sale.

        SECTION 7.9. Sale to Accelerate Notes.    In the event of any sale made under or by virtue of this Indenture or any of the other Security Documents, whether made under the power of sale herein or therein granted or under or by virtue of judicial proceedings or of a valid judgment or decree of foreclosure and sale, the entire principal of the Notes, together with accrued and unpaid interest thereon, and all other amounts secured hereby plus an amount equal to the Make-Whole Amount, if any, if not previously due, immediately thereupon shall become due and payable.

        SECTION 7.10. Application of Proceeds of Sale.    The purchase money proceeds or avails of any such sale, together with any other sums which then may be held by the Indenture Trustee under this Indenture as part of the Properties or the proceeds thereof, whether under the provisions of this Article VII or otherwise, except as otherwise provided by law, shall be distributed as provided in Article VII of the Participation Agreement.

        SECTION 7.11. Purchase of Properties.    Upon any sale made under or by virtue of this Indenture or any of the other Security Documents, whether made under the power of sale herein or therein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the Indenture Trustee or any Purchaser or Purchasers may bid for and purchase the Properties being sold, and upon compliance with the terms of sale, may hold, retain and possess and dispose of such Properties in its or their own absolute right without further accountability; and any purchaser at any such sale may, in paying the purchase price, turn in any of the Notes in lieu of cash to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon. Said Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the registered holders thereof after a notation of such partial payment shall have been made thereon.

        SECTION 7.12. Indenture Trustee Entitled to Appointment of Receiver.    The Lessor further covenants that upon the happening of any Indenture Event of Default and thereafter during the continuance of such Indenture Event of Default unless the same shall have been waived as hereinafter provided, the Indenture Trustee may, (a) forthwith and without declaring the principal of the Notes to be due and payable, (b) after declaring the same to be due and payable or (c) upon the filing of a bill in equity to foreclose this Indenture or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other non-judicial or judicial proceeding to enforce any right of the Indenture Trustee or of the Purchasers, to the appointment of a receiver or receivers of the Properties and of all the earnings, revenues, rents, issues, profits and income thereof, with such powers as the court making such appointment shall confer, which may comprise any or all of the powers which the Indenture Trustee is authorized to exercise by the provisions of Section 7.3(b). The Lessor, if requested so to do by the Indenture Trustee, will consent to the appointment of any such receiver as aforesaid.

        SECTION 7.13. Indenture Trustee May Enforce Rights Without Notes.    All rights of action under this Indenture or under any of the Notes may be enforced by the Indenture Trustee without the possession of any of the Notes and without the production thereof at any trial or other proceedings relative thereto. Any such suit or proceedings instituted by the Indenture Trustee shall be brought in its own name or as Indenture Trustee, and any recovery of judgment shall be, subject to the rights of the Indenture Trustee, for the ratable benefit of the Purchasers holding the Notes then Outstanding.

        SECTION 7.14. Notice of Event of Default; Waiver; Rescission.    The Indenture Trustee shall promptly (and in no event more than three (3) Business Days) after obtaining Actual Knowledge of any Indenture Default or Indenture Event of Default give notice thereof to each Purchaser. The Required Purchasers may waive any Indenture Default or Indenture Event of Default hereunder and its consequences which result from the failure of the Lessor to comply with any provisions of this Indenture, compliance with which can be waived by such Purchasers pursuant to Section 9.1; and rescind or annul any declaration of maturity made pursuant to Section 7.2; provided, however, that an Indenture Event of Default arising in connection with the payment of principal of or Make-Whole Amount, if any, on Notes called for prepayment or interest on the Notes may be so waived but only if, prior to such waiver, all arrears of principal, Make-Whole Amount, if any, and interest, and all expenses of the Indenture Trustee and of the Purchasers shall be paid or shall be provided for by deposit with the Indenture Trustee of a sum sufficient to pay the same. In case of any such waiver, or in case any proceedings taken on account of any such Indenture Event of Default shall be discontinued or abandoned or determined adversely to the Indenture Trustee, then and in every such case, the Lessor, the Indenture Trustee and the Purchasers shall be restored to their former positions and rights hereunder respectively. No such waiver shall extend to any subsequent or other Indenture Default or Indenture Event of Default or impair any right consequent thereon.

        SECTION 7.15. Limitation on Purchasers' Right to Sue.    No Purchaser shall have any right to institute any suit, action or proceeding at law or in equity growing out of any provision of this Indenture or any of the other Security Documents, or for the foreclosure or enforcement of this Indenture or any of the other Security Documents, unless and until an Indenture Event of Default shall have happened and unless and until such Purchaser shall have previously given to the Indenture Trustee written notice of the happening of such Indenture Event of Default and of the continuance thereof as hereinbefore provided, and also (except as hereinafter provided) unless and until the Required Purchasers shall have made written request upon the Indenture Trustee and shall have afforded to it a period of thirty (30) days to institute such action, suit or proceeding in its own name, and unless also the Indenture Trustee shall have been offered security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and the Indenture Trustee shall have neglected or refused to institute any such action, suit or proceeding within a reasonable time after receipt of such notification, request and offer of indemnity; and such notification, request, offer of indemnity and refusal or neglect are hereby declared in every such case to be conditions precedent to the institution by such Purchaser of any such action, suit or proceeding; it being understood and intended and being expressly covenanted by each Purchaser with every other Purchaser and with the Indenture Trustee that no one or more Purchasers shall be entitled to take any action or institute any such action, suit or proceeding to enforce the payment of its Notes if and to the extent that the taking of such action or the institution or prosecution of any such action, suit or proceeding or the entry of judgment therein would under applicable law result in a surrender, impairment, waiver or loss of the Lien of this Indenture or any of the other Security Documents upon the Properties, or any part thereof, as security for Notes held by any other Purchaser, or shall have any right in any manner whatever to affect, disturb or prejudice the rights of the other Purchasers, or to enforce any right hereunder, except in the manner herein provided, and for the equal, ratable and common benefit of all Purchasers.

        SECTION 7.16. Remedies Cumulative.    No remedy herein conferred upon or reserved to the Indenture Trustee or to the Purchasers is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

        SECTION 7.17. Delay or Omission Not a Waiver.    No delay or omission of the Indenture Trustee, or of any Purchaser, to exercise any right or power accruing upon the occurrence of any Indenture Default or Indenture Event of Default, shall impair any such right or power, or shall be construed to be a waiver of any such Indenture Default or Indenture Event of Default or an acquiescence therein; and every power and remedy given by this Indenture or any of the other Security Documents to the Indenture Trustee or to the Purchasers may be exercised from time to time and as often as may be deemed expedient by the Indenture Trustee or by the Purchasers.

        SECTION 7.18. Waiver of Extension; Appraisement, Stay, Laws.    The Lessor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of, any stay, valuation or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Indenture or any of the other Security Documents; nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisement of the Properties, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein contained, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted by the United States or by any state or territory, or otherwise, to redeem the Properties so sold or any part thereof; and the Lessor hereby expressly waives, to the extent permitted by law, all benefits or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Indenture Trustee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted.

        SECTION 7.19. Restoration of Positions.    If the Indenture Trustee or any Purchaser has instituted any proceeding to enforce any right or remedy under this Indenture or any of the other Security Documents by foreclosure, entry or otherwise and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Purchaser, then and in every such case the Lessor, the Indenture Trustee and the Purchasers shall, subject to any determination in such proceeding, be restored to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Purchasers shall continue as though no such proceeding had been instituted.

        SECTION 7.20.    [Intentionally Reserved]

        SECTION 7.21. Indenture Trustee May File Proofs of Claims.    The Indenture Trustee is hereby appointed, and each and every Purchaser, by receiving and holding its Note, shall be conclusively deemed to have appointed the Indenture Trustee the true and lawful attorney-in-fact of such Purchaser, with authority to make or file, in its own name as trustee of an express trust or otherwise as it shall deem advisable, in any receivership, insolvency, liquidation, bankruptcy, arrangement, reorganization or other judicial proceedings relative to the Lessor or any other obligor upon the Notes or to their respective creditors or Properties, any and all claims, proofs of debt, petitions, consents, other documents and amendments of any thereof, as may be necessary or advisable in order to have the claims of the Indenture Trustee and of the Purchasers allowed in any such proceeding, and to collect and receive any moneys or other Properties payable or deliverable on any such claim, proof of debt, petition or other document and to distribute the same after the deduction of the charges and expenses of the Indenture Trustee, and to execute and deliver any and all other papers and documents and to do and perform any and all other acts and things, as it may deem necessary or advisable in order to enforce in any such proceedings any of the claims of the Indenture Trustee and of any such Purchasers in respect of any of the Notes; and any receiver, assignee, trustee or debtor in any such proceedings is hereby authorized, and each and every Purchaser, by receiving and holding its Note, shall be deemed to have authorized any such receiver, assignee, trustee or debtor, to make any such payment or delivery to or on the order of the Indenture Trustee, and in the event that the Indenture Trustee shall consent to the making of such payments or deliveries directly to the Purchasers to pay to the Indenture Trustee any amount due it for compensation and expenses, including counsel fees, incurred by it down to the date of such payment or delivery; provided, however, that nothing herein contained shall be deemed to authorize or empower the Indenture Trustee to consent to or accept or adopt, on behalf of any Purchaser, any plan of reorganization or readjustment of the Lessor affecting the Notes or the rights of any Purchaser, or to authorize or empower the Indenture Trustee to vote in respect of the claim of any Purchaser in any such proceedings.

        SECTION 7.22. Remedies Subject to Provisions of Law.    All rights, remedies and powers provided by this Article VII may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Article VII are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture or any of the other Security Documents invalid or unenforceable under the provisions of any applicable law.

ARTICLE VIII

THE INDENTURE TRUSTEE

        The Indenture Trustee accepts the trusts hereunder and agrees to perform the same and all other actions to be taken by the Indenture Trustee under the other Security Documents, but only upon the terms and conditions hereof, including the following, to all of which each Purchaser, by its acceptance of its Note, agrees:

        SECTION 8.1. Duties of Indenture Trustee.    (a) Subject to Section 8.1(b), the Indenture Trustee undertakes (a) except while an Indenture Event of Default of which the Indenture Trustee shall have Actual Knowledge shall have occurred and be continuing, to perform such duties and only such duties as are specifically set forth in this Indenture and the other Operative Documents to which it is a party, and (b) while an Indenture Event of Default of which the Indenture Trustee shall have Actual Knowledge shall have occurred and be continuing, to exercise such of the rights and powers as are vested in it by this Indenture and the other Operative Documents to which it is a party, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

        (b)   Subject to the Indenture Trustee having been directed to take such action in accordance with the terms of this Indenture, each Purchaser hereby irrevocably authorizes the Indenture Trustee to take such action on its behalf under the provisions of the Security Documents and any other instruments, documents and agreements referred to therein and to exercise such powers thereunder as are specifically delegated to the Indenture Trustee by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Indenture Trustee is hereby irrevocably authorized to take all actions on behalf of the Purchasers to enforce the rights and remedies of the Indenture Trustee and the Purchasers provided for in the Security Documents or by applicable law with respect to the Liens upon the Collateral granted to secure the Obligations; provided, however, that, notwithstanding any provision to the contrary in any Security Documents, (i) except as otherwise provided herein, the Indenture Trustee shall act solely at and in accordance with the written direction of the Required Purchasers,

(ii) the Indenture Trustee shall not, without the written consent of all of the Purchasers, release or terminate by affirmative action or consent any lien upon or security interest in any Collateral granted under any Security Documents (except (x) upon dispositions of Collateral as permitted in accordance with the terms of the Master Lease prior to the occurrence of an Indenture Event of Default, and (y) upon disposition of such Collateral after an Indenture Event of Default pursuant to direction given under clause (i) hereof), and (iii) the Indenture Trustee shall not accept any Notes in whole or partial consideration for the disposition of any Collateral without the written consent of all of the Purchasers. The Indenture Trustee agrees to make such demands and give such notices under the Security Documents as may be requested by, and to take such action to enforce the Security Documents and to foreclose upon, collect and dispose of the Collateral or any portion thereof as may be directed by, the Required Purchasers; provided, however, that the Indenture Trustee shall not be required to take any action that is contrary to law or the terms of the Security Documents or this Indenture. Once a direction to take any action has been given by the Required Purchasers to the Indenture Trustee, and subject to any other directions which may be given from time to time by the Required Purchasers, decisions regarding the manner in which any such action is to be implemented and conducted (with the exception of any decision to settle, compromise or dismiss any legal proceeding, with or without prejudice) shall be made by the Indenture Trustee, with the assistance and upon the advice of its counsel. Notwithstanding the provisions of the preceding sentence, any and all decisions to settle, compromise or dismiss any legal proceeding, with or without prejudice, which implements, approves or results in or has the effect of causing any release, change or occurrence, where such release, change or occurrence otherwise would require unanimous approval of all of the Purchasers pursuant to the terms of this Indenture, also shall require the unanimous approval of all of the Purchasers. Anything herein to the contrary not withstanding, the Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee shall be advised by counsel that the action or proceeding so directed may not lawfully be taken.

        (c)   The Indenture Trustee may at any time request directions from the Purchasers as to any course of action or other matter relating to the performance of its duties under this Indenture and the Security Documents and the Purchasers shall respond to such request in a reasonably prompt manner.

        (d)   If the Indenture Trustee has asked the Purchasers for instructions following the receipt of any notice of an Indenture Event of Default and if the Required Purchasers have not responded to such request within 30 days, the Indenture Trustee shall be permitted, but not required, to take such actions with regard to such Indenture Event of Default which the Indenture Trustee, in good faith, believes to be reasonably required to protect the Collateral from damage or destruction; provided, however, that (i) prior to the expiration of such 30-day period the Indenture Trustee shall be permitted, but not required, to take such actions with regard to such Indenture Event of Default which the Indenture Trustee, in good faith, believes to be reasonably required to prevent irreparable damage to the Collateral which might result from a delay, and (ii) once instructions have been received from the Required Purchasers, the actions of the Indenture Trustee shall be governed thereby and the Indenture Trustee shall not take any further action which would be contrary thereto.

        (e)   The Indenture Trustee, upon receipt of instruments furnished to the Indenture Trustee pursuant to the provisions of this Indenture, shall examine the same to determine whether or not such instruments appear to conform to the requirements of this Indenture as to form.

        SECTION 8.2. Indenture Trustee's Liability.    No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, negligent failure to act, or its own willful misconduct, except that:

        (a)   unless an Indenture Event of Default of which the Indenture Trustee shall have Actual Knowledge shall have occurred and be continuing, the Indenture Trustee shall not be liable except for the performance of such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee but the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture;

        (b)   in the absence of bad faith on the part of the Indenture Trustee, the Indenture Trustee may rely upon the authenticity of, and the truth of the statements and the correctness of the opinions expressed in, and shall be protected in acting upon, any resolution, Responsible Officer's Certificate, opinion of counsel, Note, request, notice, consent, waiver, order, signature guaranty, notarial seal, stamp, acknowledgment, verification, appraisal, report, stock certificate, or other paper or document believed by the Indenture Trustee to be genuine and to have been signed, affixed or presented by the proper party or parties;

        (c)   in the absence of bad faith on the part of the Indenture Trustee, whenever the Indenture Trustee, or any of its agents, representatives, experts or counsel, shall consider it necessary or desirable that any matter be proved or established, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a Responsible Officer's Certificate; provided, however, that the Indenture Trustee, or such agent, expert or counsel, respectively, may require such further and additional evidence and make such further investigation as it or they may consider reasonable;

        (d)   the Indenture Trustee may consult with counsel and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered hereunder in good faith and in accordance with such advice or opinion of such counsel;

        (e)   the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction or request of a Purchaser or Purchasers with which the Indenture Trustee is required by the provisions hereof to comply;

        (f)    the Indenture Trustee shall not be liable for any error of judgment made in good faith by an officer of the Indenture Trustee unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

        (g)   the Indenture Trustee shall not be deemed to have knowledge of any Indenture Default or Indenture Event of Default unless and until an officer in the Corporate Trust Administration of the Indenture Trustee shall have Actual Knowledge thereof or the Indenture Trustee shall have received written advice thereof from any Purchaser;

        (h)   whether or not an Indenture Event of Default shall have occurred, the Indenture Trustee shall not be under any obligation to take any action under this Indenture (including action under Section 7.20) which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it by the security afforded to it by the terms of this Indenture, unless and until requested in writing so to do by one or more Purchasers holding Notes Outstanding hereunder and furnished, from time to time as it may require, with reasonable security and indemnity; and

        (i)    whether or not an Indenture Event of Default shall have occurred, whenever it is provided in this Indenture or any other Operative Document that the Indenture Trustee consent to any act or omission by any Person or that the Indenture Trustee exercise its discretion in any manner, the Indenture Trustee may (but need not) seek the written acquiescence of the Required Purchasers and, unless written evidence of such acquiescence has been received by the Indenture Trustee, it shall be fully justified in refusing so to consent or so to exercise its discretion.

        SECTION 8.3. No Responsibility of Indenture Trustee for Recitals.    The recitals and statements contained herein and in the Notes (except for the Indenture Trustee's certificate of authentication endorsed on the Notes) shall be taken as the recitals and statements of the Lessor, and the Indenture Trustee assumes no responsibility for the correctness of the same.

        The Indenture Trustee makes no representation as to the validity or sufficiency of this Indenture or any of the other Security Documents, or of the Notes secured hereby, the security hereby or thereby afforded, the adequacy of the insurance maintained or to be maintained by the Lessee or any other Person (nor shall the Indenture Trustee have any responsibility to determine the adequacy thereof), the title of the Lessor to the Properties or the descriptions thereof, or the filing or recording or registering of this Indenture or any other document.

        The Indenture Trustee shall not be concerned with or accountable to any Person for the use or application of any deposited moneys which shall be released or withdrawn in accordance with the provisions of this Indenture or of any Properties or securities or the proceeds thereof which shall be released from the Lien hereof and of the other Security Documents in accordance with the provisions of this Indenture or such other Security Documents, as the case may be.

        SECTION 8.4. Certain Limitations on Indenture Trustee's Rights to Compensation and Indemnification. The Indenture Trustee shall have no right against any Purchaser for the payment of compensation for its services hereunder or any expenses or disbursements incurred in connection with the exercise and performance of its powers and duties hereunder or any indemnification against liabilities which it may incur in the exercise and performance of such powers and duties (except as provided in Section 8.2(h)) but on the contrary, all such amounts shall be paid in accordance with Section 4.4(b) and Articles IX and XIII of the Participation Agreement, and it shall have no Lien on or security interest in the Indenture Estate as security for such compensation, expenses, disbursements and indemnification except to the extent provided for in Section 7.10.

        SECTION 8.5. Moneys Received by Indenture Trustee: Trust Funds—Segregation.    (a) All moneys received by the Indenture Trustee under or pursuant to any provision of this Indenture shall constitute trust funds for the purpose for which they were paid or are held, but need not be segregated in any manner from other moneys, and may be held or deposited under such conditions as may be prescribed by law for trust funds.

        (b)   The Indenture Trustee shall invest and reinvest any funds from time to time held by the Indenture Trustee in such Permitted Investments as the Lessee shall direct so long as no Default or Event of Default shall have occurred and be continuing, and otherwise as directed under Section 7.20. Upon any sale or payment of any Permitted Investments, the proceeds therefrom, plus any interest received by the Indenture Trustee from such investment shall be retained by the Indenture Trustee as part of the Indenture Estate and reinvested pursuant to this Section 8.5.

        SECTION 8.6. Resignation of Indenture Trustee.    The Indenture Trustee may resign and be discharged from the trusts created hereby by delivering notice thereof to the Lessor and all Purchasers holding Notes at the time Outstanding, specifying a date (not earlier than 90 days after the date of such notice) when such resignation shall take effect; provided, however, that in no event shall any such resignation be effective until a successor Indenture Trustee has been appointed pursuant to Section 8.8.

        Such resignation shall take effect on the day on which a qualified successor Indenture Trustee shall have been appointed as provided in Section 8.8 and shall have accepted in writing its obligations hereunder.

        SECTION 8.7. Removal of Indenture Trustee.    The Indenture Trustee may be removed at any time, for or without cause, by an instrument or instruments in writing executed by the Required Purchasers and delivered to the Indenture Trustee with a copy to the Lessor, specifying the removal and the date when it shall take effect.

        SECTION 8.8. Appointment of Successor Indenture Trustee.    In case at any time the Indenture Trustee shall resign or be removed or become incapable of acting, a successor Indenture Trustee may be appointed by the Required Purchasers, by an instrument or instruments in writing executed by such Purchasers and filed with such successor Indenture Trustee with a copy of such instrument or instruments to the Lessor; provided, however, that if no Lease Default or Lease Event of Default shall have occurred and be continuing at the time such Purchasers shall so appoint a successor Indenture Trustee, the concurrence of the Lessee (which shall not be unreasonably withheld or delayed) in the selection of such successor Indenture Trustee shall be required. If a successor Indenture Trustee does not take office within sixty (60) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Lessee or the Required Purchasers may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

        SECTION 8.9. Succession of Successor Indenture Trustee.    Any successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Lessor and the predecessor Indenture Trustee an instrument accepting such appointment, and thereupon such successor Indenture Trustee, without any further act, deed, conveyance or transfer, shall become vested with the title to the Indenture Estate, and with all the rights, powers, trusts, duties and obligations of the predecessor Indenture Trustee in the trust hereunder, with like effect as if originally named as Indenture Trustee herein. Without limiting the foregoing, such successor Indenture Trustee shall also execute, acknowledge and deliver to the Lessor and each Purchaser such further act, deed, conveyance or transfer as may reasonably be requested by any Purchaser for more fully and certainly vesting and confirming to such successor Indenture Trustee the title of the Indenture Estate and all rights, powers, trusts, duties and obligations of the predecessor Indenture Trustee hereunder.

        Upon the request of any such successor Indenture Trustee, however, the Lessor and the predecessor Indenture Trustee shall execute and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Indenture Trustee the title to the Indenture Estate and all such rights, powers, trusts, duties and obligations of the predecessor Indenture Trustee hereunder, and the predecessor Indenture Trustee shall also assign and deliver to the successor Indenture Trustee any property subject to the Lien of this Indenture which may then be in its possession.

        SECTION 8.10. Eligibility of Indenture Trustee.    The Indenture Trustee shall be a state or national bank or trust company in good standing, organized under the laws of the United States or of any state thereof and having a capital, surplus and undivided profits aggregating at least $100,000,000 and senior unsecured debt rated not less than "BBB-" by S&P and not less than "Baa3" by Moody's.

        In case the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 8.6.

        SECTION 8.11. Successor Indenture Trustee by Merger.    Any corporation into which the Indenture Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Indenture Trustee shall be a party, or any state or national bank or trust company in any manner succeeding to the corporate trust business of the Indenture Trustee as a whole or substantially as a whole, if eligible as provided in Section 8.10, shall be the successor of the Indenture Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything to the contrary contained herein notwithstanding.

        SECTION 8.12. Co-Indenture Trustee.    At any time or times, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Properties may at the time be located, the Lessor and the Indenture Trustee shall have the power to appoint, and, upon the written request of the Indenture Trustee or of the Required Purchasers, the Lessor shall for such purpose join with the

Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Indenture Trustee to act as co- trustee, jointly with the Indenture Trustee, of all or any part of the Properties, with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any part or portion of the Indenture Estate, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 8.12. If the Lessor does not join in such appointment within five (5) Business Days after the receipt by it of a request so to do, or in case an Indenture Default or Indenture Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment.

        Should any written instrument from the Lessor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such part or portion of the Indenture Estate, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Lessor.

        Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

        (a)   The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised solely by the Indenture Trustee.

        (b)   The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any Properties covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

        (c)   The Indenture Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Lessor evidenced by a Responsible Officer's Certificate, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 8.12, and, in case an Indenture Default or Indenture Event of Default has occurred and is continuing, the Indenture Trustee shall have the power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Lessor. Upon the written request of the Indenture Trustee, the Lessor shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee that has so resigned or been removed may be appointed in the manner provided in this Section.

        (d)   No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder nor shall the Indenture Trustee be liable by reason of-any act or omission of any co-trustee or separate trustee hereunder.

        (e)   Any written direction of the Purchasers delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

ARTICLE IX

WAIVERS; SUPPLEMENTAL INDENTURES

        SECTION 9.1. Waivers and Consents by Purchasers; Supplemental Indentures.    Subject to the provisions of Section 15.5 of the Participation Agreement, upon the waiver or consent of the Required Participants (a) the Lessor may take any action prohibited, or omit the taking of any action required, by any of the provisions of this Indenture or any indenture supplemental hereto or the provisions of any other Security Document or (b) the Lessor and the Indenture Trustee, may enter into an indenture or indentures supplemental hereto or an amendment or supplement to any of the other Security Documents for the purpose of adding, changing, or eliminating any provisions of this Indenture or of any indenture supplemental hereto or the provisions of any other Security Document or modifying in any manner the rights and obligations of the Purchasers and the Lessor; provided, however, that notwithstanding the foregoing,

          (i)    the waiver or consent of such Required Participants shall not be required to enter into a supplemental indenture,

            (1)   to subject to the Lien of this Indenture additional Properties hereafter acquired by the Lessor and intended to be subjected to the Lien of this Indenture, or

            (2)   to correct and amplify the description of any Properties subject to the Lien of this Indenture; and

          (ii)   no such waiver, supplemental indenture, consent or amendment shall:

            (1)   impair or affect the right of any Purchaser to receive timely and/or scheduled payments or prepayments of the principal of and payments of the interest and Make-Whole Amount, if any, on its Note, as therein and herein provided, without the consent of such Purchaser;

            (2)   permit the creation of any Lien prior to, or on a parity with, the Lien of this Indenture and the other Security Documents with respect to any of the Properties (other than any such Lien which is expressly permitted by the terms and provisions of this Indenture or any other Security Document), without the consent of each Purchaser holding any Note at the time Outstanding;

            (3)   effect the deprivation of any Purchaser of the benefit of the Lien of this Indenture upon all or any part of the Indenture Estate or release the Lessee Guarantor or the Lessor Parent from any obligations under the Guaranty or the Indemnity Agreement without the consent of such Purchaser;

            (4)   reduce the aforesaid percentage of the aggregate principal amount of Notes, the holders of which are required to consent to any such waiver or supplemental indenture pursuant to this Section or Section 7.14, without the consent of each Purchaser holding any Note at the time Outstanding;

            (5)   reduce the percentage of the aggregate principal amount of the Notes, the holders of which are required to direct the Indenture Trustee to initiate any of the remedies as provided in Section 7.20, without the consent of each Purchaser holding any Note at the time Outstanding; or

            (6)   modify the rights, duties or immunities of the Indenture Trustee without its written consent.

        SECTION 9.2. Notice of Supplemental Indenture.    At least thirty days prior to the execution by the Lessor and the Indenture Trustee of any supplemental indenture or agreement pursuant to the provisions of Section 9.1, the Lessor shall give written notice, setting forth in general terms the substance of such supplemental indenture together with a copy thereof, mailed in the manner provided in Section 13.5 hereof to each Purchaser at its address set forth in the Schedule II to the Participation Agreement.

        SECTION 9.3. Opinion of Counsel Conclusive as to Supplemental Indenture.    The Indenture Trustee is hereby authorized to join with the Lessor in the execution of any such supplemental indenture authorized or permitted by the terms of this Indenture to make the further agreements and stipulations which may be therein contained and the Indenture Trustee may receive an opinion of counsel and a Responsible Officer's Certificate as conclusive evidence that any supplemental indenture executed pursuant to the provisions of this Article IX complies with the requirements of this Article IX.

ARTICLE X

ACTION BY PURCHASERS

        SECTION 10.1. Evidence of Action by Purchasers.    Whenever in this Indenture it is provided that Purchasers holding a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Purchasers of such specified percentage have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by Purchasers in person or by attorney or proxy appointed in writing.

        SECTION 10.2. Purchasers' Execution of Instruments; Proof of Holdings.    The fact and date of the execution of any instrument by any Purchaser or its attorney or proxy may be proved by the affidavit of a witness of such execution or by the certificate under his official seal of any notary public or other officer in any jurisdiction who, by the laws thereof, has power to take acknowledgments or proof of deeds to be recorded within such jurisdiction, that the Person who signed such instrument did acknowledge before such notary public or other officer the execution thereof, or by the affidavit of a witness to such execution; where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and the date of execution of any such instrument or writing may also be proved in any other manner which the Indenture Trustee deems sufficient. The ownership of Notes shall be proved exclusively by the Register described in Section 2.5.

ARTICLE XI

DISCHARGE OF INDENTURE; ETC.

        SECTION 11.1. Discharge.    (a) If the Lessor shall pay and discharge the whole amount of the principal, Make-Whole Amount, if any, and interest on all Notes at the time Outstanding in accordance with the terms hereof and thereof and shall pay or cause to be paid all other amounts secured hereby, then, after such payment and discharge, all property, rights and interests hereby conveyed or assigned or pledged shall revert to the Lessor, and the estate, right, title and interest of the Indenture Trustee and the Purchasers therein shall thereupon cease, terminate and become void; and the Indenture Trustee, in such case, on demand of the Lessor and at the Lessee's cost and expense, shall execute and deliver to the Lessor a proper instrument or proper instruments acknowledging the satisfaction and termination of this Indenture, and shall convey, assign and transfer, or cause to be conveyed, assigned or transferred, and shall deliver or cause to be delivered, to the Lessor, all property, including money, then held by the Indenture Trustee, other than moneys deposited with the Indenture Trustee for the payment of the principal of and Make-Whole Amount, if any, and interest on any Notes or other amounts secured hereby.

        (b)   Without limiting the foregoing, if the Lease shall be terminated as and to the extent contemplated by Section 5.1 hereof or Section 15.1 or Article XVIII of the Lease, and upon the satisfaction of the Lessor's obligations pursuant to Section 6.3 or 6.4 hereof, then the Lien of this Indenture on all of the affected portion of the Indenture Estate shall terminate (except for the Lien on funds held by the Indenture Trustee to pay the Notes and the Indenture Trustee) and the Indenture Trustee shall, at the Lessee's expense, do, execute, acknowledge and deliver (or cause to be done, executed, acknowledged and delivered) each and every deed, conveyance, transfer and release necessary or proper to evidence the release of the Deed of Trust and the Assignment of Lease and Rent, and any such other instruments as may be reasonably requested by the Lessor to evidence such termination, whereupon the Deed of Trust and the Assignment of Lease and Rent and all Liens created hereby and thereby shall terminate and be of no further force or effect.

        SECTION 11.2. Indenture Trustee's Retention of Moneys Deposited for Payment of Notes.    Payment of the Notes being duly provided for, the Lessor shall not be required to pay interest in respect of any period after the maturity date thereof to any Purchaser, and moneys deposited for the payment of principal, Make-Whole Amount, if any, or interest or for prepayment, or otherwise, remaining unclaimed in the possession of the Indenture Trustee for six years after the date of the maturity of the Notes or the date fixed for the prepayment of the Notes, as the case may be, shall be repaid to the Lessor upon its request and the Purchasers shall thereafter be entitled to look only to the Lessor for payment thereof. On the date payment of the Notes is due, the Indenture Trustee shall pay to the Purchasers the money deposited by the Lessor with the Indenture Trustee. If the Indenture Trustee does not pay to the Purchasers as provided in Section 2.4 the money so deposited by the Lessor within one Business Day of such date of deposit, the Indenture Trustee shall pay interest thereon at the Overdue Rate on any monies so deposited but not so paid for the period from and including such date of deposit to but not including the date of payment by the Indenture Trustee (and the Lessee shall have no reimbursement or other obligation in connection therewith).

        SECTION 11.3. Estoppel Certificates.    The Indenture Trustee agrees that from time to time, upon five (5) Business Days prior written request by the Lessor or the Lessee, it will execute and deliver to the Lessor or the Lessee, as the case may be, a certificate stating that to the Actual Knowledge of the Indenture Trustee signing such certificate, no Indenture Default or Indenture Event of Default has occurred and is continuing or specifying each such Indenture Default or Indenture Event of Default, as the case may be, which shall have occurred and be continuing of which the Indenture Trustee has Actual Knowledge.

ARTICLE XII

[INTENTIONALLY RESERVED]

ARTICLE XIII

MISCELLANEOUS PROVISIONS

        SECTION 13.1. Recapture.    To the extent any Purchaser receives any payment by or on behalf of the Lessor, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Lessor or its trustee, receiver, custodian, liquidator or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated and shall be included within the liabilities of the Lessor to the Purchasers as of the date such initial payment, reduction or satisfaction occurred.

        SECTION 13.2. Indenture for Benefit of Parties Hereto.    Nothing in this Indenture, expressed or implied, is intended or shall be construed to confer upon or to give to, any Person other than the parties hereto and the Purchasers, any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation hereof; and the covenants, stipulations and agreements in this Indenture contained are and shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns, and the Purchasers.

        SECTION 13.3. Severability.    In case any one or more of the provisions contained in this Indenture or in the Notes shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. If any right or option provided in this Indenture and the vesting of the estate created hereunder would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgment and delivery of this Indenture.

        SECTION 13.4. Basis of Opinions of Counsel and Certificates.    Any opinion of counsel required to be furnished pursuant to any of the provisions of this Indenture may, in lieu of stating the facts required by the provisions hereof, state that the required conditions will be fulfilled on the execution and delivery of designated instruments, which instruments shall be delivered in form approved by such counsel prior to or concurrently with the taking or suffering by the Indenture Trustee of the action as a condition precedent to which such opinion is required to be furnished under the terms of this Indenture.

        Any opinion of a Responsible Officer of the Lessor or an accountant may be based, insofar as it relates to legal matters, upon a certificate or opinion of or upon representations by counsel, unless such officer or accountant knows that the certificates or opinions or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should have known that the same were erroneous.

        Any opinion of counsel may be based, insofar as it relates to factual matters, or information with respect to which is in the possession of the Lessor, upon the certificate or opinion of or representations by an officer or officers of the Lessor unless such counsel knows that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous.

        SECTION 13.5. Addresses for Notices and Demands.    Any notice to or demand upon the Indenture Trustee or the Lessor shall be served or presented, and such demand shall be made to the Indenture Trustee or the Lessor in writing, in accordance with Section 15.3 of the Participation Agreement. The Lessor shall send a copy of any notice served or presented to it to the Indenture Trustee. The Indenture Trustee shall send to each Purchaser a copy of any notice served or presented to the Indenture Trustee or the Lessor. Any notice or report required by any provision of this Indenture to be given or made to the Purchasers shall be given or made in accordance with Section 15.3 of the Participation Agreement to each Purchaser at the address of such Purchaser set forth in Schedule II of the Participation Agreement.

        SECTION 13.6. Successors and Assigns.    Subject to compliance with the provisions of Section 12.2 of the Participation Agreement (in the case of the Lessor) and the provisions of Article VIII hereof (in the case of the Indenture Trustee) whenever in this Indenture any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all the covenants, promises and agreements in this Indenture contained by or on behalf of the Lessor, or by or on behalf of the Indenture Trustee, shall bind and inure to the benefit of the respective successors and assigns, whether so expressed or not.

        SECTION 13.7. Counterparts; Descriptive Headings.    This Indenture is being executed in any number of counterparts, each of which is an original and all of which are identical. Each counterpart of this Indenture is to be deemed an original hereof and all counterparts collectively are to be deemed but one instrument. The descriptive headings of the several Sections of and Exhibits to this Indenture were formulated, used and inserted in this Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

        SECTION 13.8. Limitations of Liability.    NOTWITHSTANDING ANY OTHER PROVISION HEREIN OR IN THE NOTES TO THE CONTRARY, ALL AMOUNTS PAYABLE BY THE LESSOR UNDER THE NOTES AND THIS INDENTURE SHALL BE MADE ONLY FROM THE INCOME AND PROCEEDS OF THE INDENTURE ESTATE AND EACH PURCHASER AND THE SUCCESSORS OR ASSIGNS OF SAID PERSONS, BY ITS ACCEPTANCE OF ITS NOTE, AGREES THAT (A) IT WILL LOOK SOLELY TO THE INCOME AND PROCEEDS OF THE INDENTURE ESTATE FOR THE PAYMENT OF SUCH AMOUNTS, TO THE EXTENT AVAILABLE FOR DISTRIBUTION TO IT AS HEREIN PROVIDED, AND (B) THE LESSOR IS NOT AND SHALL NOT BE PERSONALLY LIABLE TO ANY PURCHASER NOR THE SUCCESSORS OR ASSIGNS OF SAID PERSONS FOR ANY AMOUNT PAYABLE UNDER SUCH NOTE OR THIS INDENTURE OR FOR ANY LIABILITY THEREUNDER OR HEREUNDER; PROVIDED, HOWEVER, THAT NOTHING CONTAINED IN THIS SECTION 13.8 SHALL LIMIT, RESTRICT OR IMPAIR THE RIGHTS OF THE INDENTURE TRUSTEE TO ACCELERATE THE MATURITY OF THE NOTES UPON AN INDENTURE EVENT OF DEFAULT, TO BRING SUIT AND OBTAIN A JUDGMENT AGAINST THE LESSOR ON THE NOTES (SUCH JUDGMENT TO BE LIMITED TO THE LESSOR'S INTEREST IN THE PROPERTY AND THE COLLATERAL) OR TO EXERCISE ALL RIGHTS AND REMEDIES PROVIDED UNDER THIS INDENTURE OR OTHERWISE REALIZE UPON THE PROPERTIES AND THE OTHER COLLATERAL SECURING THE NOTES. NOTHING IN THIS SECTION 13.8SHALL RELEASE THE LESSOR FROM LIABILITY HEREUNDER FOR ITS OWN GROSS NEGLIGENCE OR WILFULL MISCONDUCT.

        SECTION 13.9. Governing Law.    This Indenture and the Notes shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York (excluding any conflicts of law rules which would otherwise cause this Indenture to be construed or enforced in accordance with, or the rights of the parties to be governed by, the laws of any other jurisdiction) except as otherwise set forth in this Indenture with respect to the rights and remedies of the Participants with respect to the Property.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Trust Indenture and Security Agreement to be duly executed, pursuant to proper authority duly granted, as of the date first above written.

CSL LEASING INC.
By:

Name:

Title:

STATE OF	)
	)	SS
COUNTY OF	)

        On this        day of June, 2003, before me appeared            , to me personally known, who, being by me duly sworn (or affirmed), did say that he is the            of CSL Leasing Inc., a Delaware corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and said            acknowledged said instrument to be the free act and deed of CSL Leasing Inc.

Notary Public
(SEAL)
Commission expires:

WILMINGTON TRUST COMPANY, as Indenture Trustee
By:

Name:

Title:

STATE OF	)
	)	SS
COUNTY OF	)

        On this            day of June, 2003, before me appeared            , to me personally known, who, being by me duly sworn (or affirmed), did say that he is the             of WILMINGTON TRUST COMPANY, a Delaware banking corporation, and that said instrument was signed on behalf of said banking corporation by authority of its Board of Directors, and said            , acknowledged said instrument to be the free act and deed of WILMINGTON TRUST COMPANY.

Notary Public
(SEAL)
Commission expires:

QuickLinks

  Exhibit 10.1(d)
TABLE OF CONTENTS
TRUST INDENTURE AND SECURITY AGREEMENT
GRANTING CLAUSE
ARTICLE I DEFINITIONS
ARTICLE II THE NOTES
ARTICLE III APPLICATION OF RENT
ARTICLE IV COVENANTS OF THE LESSOR
ARTICLE V RELEASE OF PROPERTIES
ARTICLE VI REPAYMENT AND PREPAYMENT OF NOTES
ARTICLE VII INDENTURE EVENTS OF DEFAULT AND REMEDIES
ARTICLE VIII THE INDENTURE TRUSTEE
ARTICLE IX WAIVERS; SUPPLEMENTAL INDENTURES
ARTICLE X ACTION BY PURCHASERS
ARTICLE XI DISCHARGE OF INDENTURE; ETC.
ARTICLE XII [INTENTIONALLY RESERVED]
ARTICLE XIII MISCELLANEOUS PROVISIONS